EXHIBIT 10.45

EXECUTION COPY

AMENDED AND RESTATED AMENDMENT NO. 4

TO RECEIVABLES PURCHASE AGREEMENT

This AMENDED AND RESTATED AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into as of January 7, 2008 by and among the parties named on the signature pages hereto.

PRELIMINARY STATEMENTS

Reference is hereby made to the Receivables Purchase Agreement dated as of April 1, 2005 (as amended, supplemented or otherwise modified prior to the date hereof, the “RPA”) among Cott USA Receivables Corporation, as seller (the “Seller”), Cott Beverages Inc., as servicer (the “Servicer”), Park Avenue Receivables Company, LLC, the financial institutions from time to time party thereto (together with Park Avenue Receivables Company, LLC, the “Purchasers”) and JPMorgan Chase Bank, N.A., as agent (the “Agent”) for the Purchasers.

The Seller has requested that the Purchasers and the Agent amend the RPA as more specifically described below on the terms and conditions set forth below.

Subject to and in accordance with the terms and conditions set forth herein, the Purchasers and the Agent are willing to agree to amend the RPA described in this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Capitalized Terms. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to such terms in the RPA.

SECTION 2. Amendment to RPA. Effective as of the “Effective Date” (defined below), the following provisions shall be amended as follows:

2.1 Section 3(A) of Schedule C to the RPA (Maximum Total Leverage Ratio) is hereby amended by adding the following sentence at the end thereof:

Notwithstanding the foregoing, for the fiscal quarter ending December 29, 2007, the maximum permissible Total Leverage Ratio shall be 4.00 to 1.00 rather than the ratio specified in the grid above.

2.2 Section 3 of Schedule C to the RPA is hereby amended by inserting a new Section C(3)(C) immediately following Section C(3)(B) which shall read as follows:

C. Sidel Equipment. Notwithstanding the foregoing, the impact of the arrangements respecting the water equipment manufactured by Sidel Canada, Inc. during the fiscal quarter ending December 29, 2007 shall not be included in the covenant calculations described above in this Schedule C.

SECTION 3. Conditions Precedent. This Amendment shall become effective as of December 29, 2007 (the “Effective Date”) upon the Agent’s receipt of counterparts of this Amendment duly executed by each party hereto.

SECTION 4. Covenants, Representations and Warranties.

4.1 Upon the effectiveness of this Amendment, each of Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it under the Transaction Documents to which it is a party and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

4.2 Each of the parties hereto acknowledges and agrees that this Amendment constitutes a “Transaction Document” under the RPA.

4.3 Upon receipt of the Agent’s signature page to this amendment, the Seller shall pay to the Agent the fee specified on Annex A, which fee shall be fully earned and non refundable on the date paid.

SECTION 5. Reference to and Effect on the RPA.

5.1 Upon the effectiveness of this Amendment, each reference in any RPA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the RPA as modified hereby, and each reference to the RPA in any other document, instrument or agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as modified hereby.

5.2 Except as specifically modified hereby, the RPA, each other Transaction Document and all instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under the RPA or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 6. Reaffirmation of Performance Undertaking. Without in any way establishing a course of dealing, Cott Corporation hereby reaffirms all of its obligations under the Performance Undertaking and acknowledges and agrees that, after giving effect to this Amendment, the Performance Undertaking remains in full force and effect and is hereby ratified and confirmed.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 9. Headings. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 10. Fees and Expenses. The Seller hereby agrees to pay or reimburse the Agent for all of its reasonable out-of-pocket fees and expenses incurred in connection with the preparation, negotiation and execution of this Amendment including, without limitation, the reasonable fees, disbursements and other charges of counsel to the Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

JPMORGAN CHASE BANK, N.A., as Agent and as a Financial Institution

By:	/s/ Ronald. J. Atkins
Name:	Ronald J. Atkins
Title:	Executive Director

PARK AVENUE RECEIVABLES COMPANY, LLC

By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Ronald. J. Atkins
Name:	Ronald J. Atkins
Title:	Executive Director

COTT USA RECEIVABLES CORPORATION,
as Seller

By:	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Vice President, Treasurer

By:	/s/ Juan Figuereo
Name:	Juan Figuereo
Title:	Chief Financial Officer

COTT BEVERAGES INC., as Servicer

By:	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Vice President, Treasurer

By:	/s/ Juan Figuereo
Name:	Juan Figuereo
Title:	Chief Financial Officer

COTT CORPORATION

By:	/s/ Catherine Brennan
Name:	Catherine Brennan
Title:	Vice President, Treasurer

By:	/s/ Juan Figuereo
Name:	Juan Figuereo
Title:	Chief Financial Officer